UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00576

Northeast Investors Trust

(Exact name of Registrant as specified in charter)

125 High Street, Room 1802

Boston, MA 02110

(Address of principal executive offices) (Zip code)

David Randall

125 High Street, Room 1802

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 857-263-8100

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.

Item 1. Reports to Stockholders.

NORTHEAST
INVESTORS
TRUST

A NO LOAD FUND

Annual Report
For the Year Ending
September 30, 2020

Table of Contents

Letter to Shareholders	1
Historical Information	2
Summary of Net Assets	6
Schedule of Investments	7
Financial Statements	11
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	22
Trustees & Officers	23

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Trust’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Trust or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be posted to the Trust’s website (www.northeastinvestors.com/downloads/) and you will be notified by mail each time a report is posted and you will be provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To receive your shareholder reports or other communications electronically, please contact the Trust or your financial intermediary if you do not invest directly with the Trust.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact them to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Trust, you can call 800-225-6704 to inform the Trust that you wish to continue receiving paper copies of your shareholder reports.

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Dear Fellow Shareholders:

During Fiscal Year 2020, Northeast Investors Trust recorded a total return of -4.69%, which compares to the 2.30% return of the ICE Bank of America/Merrill Lynch High Yield Index. We are disappointed with these results.

Out-of-index securities, mostly emanating from former bond positions, remained a challenge for the Trust and were the primary reason for the divergence. The price action of distressed securities has been a wide-spread issue for the credit markets, albeit one that does not manifest itself in the high yield indices or ETFs, which are typically governed by non-discretionary rules that mandate the immediate removal or sale of such securities from the relevant portfolios.

On the other hand, the performance of the fixed income securities in the portfolio largely met expectations during the fiscal year, particularly on a risk-adjusted basis. Notwithstanding Covid, we have seen very few credit problems in the securities purchased in recent years.

On a tactical note, we increasingly removed portfolio risk during the first half of the fiscal year, positioning nearly 20% of the Trust’s assets in so-called “yield-to-call” bonds. These safer bonds’ prices remained essentially unchanged during the considerable market weakness in March, and thus the proceeds from their sale were available to take advantage of the broader market sell-off. We are pleased that nearly every security so purchased has risen approximately 10 points since the date of purchase, providing excellent returns. While Covid itself was an unpredictable development, we had felt that the best risk-adjusted value in the high yield market was at the shorter end of the maturity spectrum and that positioning was very helpful.

Looking forward, there are numerous uncertainties facing the markets, starting with Covid and extending to the political realm. Interest rates remain low and high yield spreads over comparable Treasury instruments have also narrowed. Still, we are hopeful that there remain attractive income opportunities, and we have positioned the portfolio with an eclectic overweight of bonds that ETFs would not typically purchase and that we think are attractive because of generally higher relative yields.

Because we have focused our purchases in recent years on “BB” bonds, which are toward the higher quality end of the high yield market, we have recently witnessed fewer credit issues from those purchases. We are endeavoring to reduce our relative exposure to distressed securities, which as we mentioned above remains a very challenging end of the credit markets.

In closing, we are very sorry to report the passing of Trustee Ernest Monrad, who joined Northeast in 1960 and during the next 60 years served as Trustee, Portfolio Manager and also Chairman of the Trustees. Ernie was devoted to Northeast and to our knowledge never sold a share during his lifetime. The Trust benefitted from his dedication, wisdom and thoughtful judgment. He will be missed.

Sincerely,

Bruce H. Monrad

Historical Information (unaudited)

	At End of Fiscal Year			Distribution Per Share During Fiscal Year
Fiscal Year Ended Sept. 30	Full Shares Outstanding	Net Asset Value Per Share	Total Net Assets	From Net Income	From Capital Gain	Average Monthly Net Asset Value
2011	84,950,722	$5.52	$468,925,715	$0.44	$0.0000	$6.15
2012	99,735,587	6.03	601,338,130	0.41	0.0000	5.86
2013	135,886,143	6.44	875,171,812	0.37	0.0000	6.31
2014	83,921,225	6.48	543,360,576	0.47	0.0000	6.57
2015	69,240,411	4.86	335,875,302	0.43	0.0000	5.63
2016	70,765,064	4.58	323,791,971	0.32	0.0000	4.34
2017	63,155,485	4.82	303,915,087	0.30	0.0000	4.70
2018	56,897,420	4.53	257,206,545	0.26	0.0000	4.64
2019	48,736,225	4.14	201,345,500	0.20	0.0000	4.32
2020	44,482,113	3.72	165,376,082	0.23	0.0000	3.85

Average Annual Total Return (unaudited)

One year ended September 30, 2020	-4.69%
Five years ended September 30, 2020	0.58%
Ten years ended September 30, 2020	1.61%

SEC Yield (unaudited)*

Yield calculated as of September 30, 2020:    6.11%

*

The 30-Day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. The Statement of Additional Information contains additional information regarding the computation of the SEC yield.

About Your Fund’s Expenses (unaudited)

	Annualized Expense Ratio	Beginning Account Value 3/31/2020	Ending Account Value 9/30/2020	Expenses Paid During Period 3/31/2020 - 9/30/2020*
Actual Return 9.81%	1.66%	$ 1,000.00	$ 1,098.14	$8.85
Hypothetical (5% return before expenses)	1.66%	$ 1,000.00	$ 1,016.75	$8.39

*

Expenses are equal to the Trust’s annualized prior six month expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), and divided by the days in the year (365) to reflect the half-year period.

As a shareholder of the Trust, you incur ongoing costs, which include costs for portfolio management, administrative services and other fund expenses. The above example is intended to help you understand the ongoing costs (in dollars) of investing in the Trust and to compare these costs with those of similar mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period.

Actual Expenses:

The first line of the table above provides information about actual account values and actual expenses based on the Trust’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Fixed Income Portfolio Composition (unaudited)

Maturity Schedule
(% of portfolio)

Under 1 Year	4%
1-5 Years	77%
6-10 Years	19%
11-15 Years	0%
Over 15 Years	0%
Total	100%

Quarterly Portfolio Holdings

The Trust files its complete Schedule of Investments with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Form N-PORT Part F (as of the end of the first and third quarters, previously filed under Form N-Q through 12/31/2019). Form N-PORT is primarily designed for use by the SEC and its staff to facilitate their oversight of the fund industry. Form N-CSR (Annual and Semi-Annual Reports) and N-PORT Part F are available without charge, upon request, by calling the Trust at 800-225-6704, on the website at www.northeastinvestors.com and on the SEC’s website at www.sec.gov.

Shareholders may also access and review information and reports of the Trust, at the SEC’s Public Reference Room in Washington, D.C. You can call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Trust are available on the SEC’s website at http://www.sec.gov and copies may be obtained for a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Center of the Securities and Exchange Commission, Washington, D.C. 20549-0102. The Trust’s reference number as a registrant under the Investment Company Act of 1940 is 811-00576.

Performance Graph — Ten Years (unaudited)

The following graph compares the cumulative total shareholder return on Northeast Investors Trust shares over the ten preceding fiscal years to the cumulative total share return on the ICE Bank of America Merrill Lynch US High Yield Index, (US High Yield Index) assuming an investment of $10,000 in both at their closing prices on September 30, 2010 and reinvestment of dividends and capital gains.

The US High Yield Index is an unmanaged market value-weighted index comprised of all domestic and yankee high yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB–/Baa3, but are not in default. It is shown for comparative purposes only and reflects no deductions for fees, expenses or taxes.

Keep in mind that past performance does not guarantee future returns, and an investment in the Trust is not guaranteed.

Year	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
NEIT	$10,000	$11,133	$13,045	$14,762	$15,952	$12,902	$13,070	$14,610	$14,553	$13,931	$13,278
US High Yield Index	$10,000	$12,008	$14,282	$15,295	$16,401	$15,816	$17,844	$19,460	$20,029	$21,290	$21,780

Summary of Net Assets September 30, 2020 (Unaudited)

	Value	% of Net Assets
Corporate Bonds, Loans & Notes
Auto Manufacturers	$4,669,708	2.82%
Building Products	5,619,563	3.40%
Coal	660,680	0.40%
Communications	10,497,499	6.35%
Consumer Discretionary	7,987,305	4.83%
Drug Stores	1,733,725	1.05%
Electrical Components & Equipment	151,530	0.09%
Electrical Utility	4,448,036	2.69%
Energy / Natural Resources	15,301,181	9.25%
Financial Services	4,988,250	3.02%
Health Care Facility	6,075,000	3.67%
Homebuilders	5,031,250	3.04%
Industrial Servicing / Manufacturing	23,568,375	14.25%
Metals & Mining	10,977,437	6.64%
Oil & Gas Drilling	9,171,432	5.55%
Paper / Forest Products	37,500	0.02%
Technology	1,005,515	0.61%
Tobacco	19,193,824	11.61%
Wireless Telecom	4,982,725	3.01%
Total Corporate Bonds, Loans & Notes	$136,100,535	82.30%
Common Stock
Coal	$113,030	0.07%
Diversified Chemicals	2,198,113	1.33%
Electrical Utility	664,014	0.40%
Energy / Natural Resources	250,259	0.15%
Food Processing	2,442,108	1.48%
Metals & Mining	7,189,083	4.35%
Oil & Gas Drilling	422,155	0.25%
Packaging & Container	125,967	0.08%
Paper / Forest Products	291,662	0.17%
Retail Food Chain	1,088,182	0.66%
Transportation	99,946	0.06%
Total Common Stock	$14,884,519	9.00%
Total Preferred Stock	6,479,000	3.92%
Total Asset Backed Securities	112,779	0.07%
Total GDP-Linked Bonds	65,335	0.04%
Total Repurchase Agreement	5,949,202	3.59%
Total Investments	$163,591,370	98.92%
Receivables	2,255,368	1.36%
Total Assets	$165,846,738	100.28%
Liabilities	(470,656)	-0.28%
Total Net Assets	$165,376,082	100.00%

Schedule of Investments (a) September 30, 2020

Asset Backed Securities — 0.07%
Name of Issuer	Principal	Value
Airline Lease — 0.07%
Aircraft Fin Trust, 0.63238%, FRN (1 month LIBOR + 0.48%), 5/15/24 (b)	$15,037,253	$112,779
Total Asset Backed Securities — (cost -$6,541,205)		$112,779
Corporate Bonds, Loans & Notes — 82.30%
Name of Issuer	Principal	Value
Auto Manufacturers — 2.82%
Ford Motor Credit Co LLC, 3.219%, 1/09/22	$1,425,000	$1,423,148
Ford Motor Credit Co LLC, 3.35%, 11/01/22	3,296,000	3,246,560
		4,669,708
Building Products — 3.40%
BMC East LLC, 5.5%, 10/01/24 (c)	5,000,000	5,137,500
Builders Firstsource, 6.75%, 6/01/27 (c)	450,000	482,063
		5,619,563
Coal — 0.40%
Westmoreland Mining Holdings LLC TL, PIK 15%, 3/15/29 (d)	1,651,701	660,680
Communications — 6.35%
Centurylink, Inc., 7.5%, 4/01/24	5,000,000	5,598,000
Expedia Media Group, Inc., 7%, 5/01/25 (c)	4,530,000	4,899,499
		10,497,499
Consumer Discretionary — 4.83%
Foot Locker, Inc., 8.5%, 01/15/22	7,500,000	7,987,305
Drug Stores — 1.05%
Rite Aid Corp., 7.5%, 7/01/25 (c)	734,000	722,990
Rite Aid Corp., 8%, 11/15/26 (c)	1,012,000	1,010,735
		1,733,725
Electrical Components & Equipment — 0.09%
Advanced Lighting Technologies, PIK, FRN 18% (3 month LIBOR +17%) 9/30/23 (b) (c) (e)	7,933,505	151,530
Electrical Utility — 2.69%
AES Corp., 5.5%, 4/15/25	4,314,000	4,448,036
Energy/Natural Resources — 9.25%
American Eagle Energy Corp., 11%, 9/01/19 (b) (c) (e) (f)	15,500,000	75,950
CNX Resources, Inc., 7.25%, 3/14/27 (c)	10,000,000	10,200,000
RAAM Global Energy Co., 12.5%, 10/01/15 (e) (f)	23,000,000	110,400
Range Resources Corp., 4.875%, 5/15/25	5,000,000	4,513,000
Talos Production LLC, 11%, 4/03/22	422,980	401,831
		15,301,181

Corporate Bonds, Loans & Notes — (continued)
Name of Issuer	Principal	Value
Financial Services — 3.02%
Synovous Financial Corp., 5.75%, 12/15/25	$5,000,000	$4,988,250
Health Care Facility — 3.67%
Centene Corp., 4.75%, 5/15/22	6,000,000	6,075,000
Homebuilders — 3.04%
PulteGroup, Inc., 4.25%, 3/01/21	5,000,000	5,031,250
Industrial Servicing / Manufacturing — 14.25%
Clean Harbors, Inc., 4.875%, 7/15/27 (c)	500,000	518,750
Fortress Transportation and Infrastucture Investors LLC, 6.75%, 3/15/22 (c)	6,500,000	6,402,500
Fortress Transportation and Infrastucture Investors LLC, 9.75%, 8/01/27 (c)	500,000	533,125
Mueller Industries, Inc., 6%, 3/01/27	6,089,000	6,089,000
XPO Logistics, Inc., 6.5%, 6/15/22 (c)	10,000,000	10,025,000
		23,568,375
Metals & Mining — 6.64%
Allegheny Technologies, Inc., 6.95%, 12/15/25	4,500,000	4,466,250
American Gilsonite Co., PIK 17%, 12/31/21 (c)	9,111,865	6,511,187
		10,977,437
Oil & Gas Drilling — 5.55%
Parker Drilling Co. TL, 13% (11% cash, 2% PIK), 3/26/24 (d)	2,553,047	2,284,694
Tidewater, Inc., 8%, 8/01/22	7,027,284	6,886,738
		9,171,432
Paper/Forest Products — 0.02%
Cenveo Corp., 8.5%, 9/15/22 (c) (e)	25,000,000	37,500
Technology — 0.61%
Iron Mountain, Inc., 4.5%, 2/15/31 (c)	1,000,000	1,005,515
Tobacco — 11.61%
Pyxus Holdings Inc., 10%, 8/24/24	10,845,675	9,218,824
Vector Group LTD, 6.125%, 2/01/25 (c)	10,000,000	9,975,000
		19,193,824
Wireless Telecom — 3.01%
Frontier Communications, 8%, 4/01/27 (c)	5,000,000	4,982,725
Total Corporate Bonds, Loans & Notes — (cost—$205,743,031)		$136,100,535
GDP-Linked Bonds — 0.04%
Name of issuer	Principal	Value
Republic of Argentina GDP Linked Security, FRN (based on the performance of Argentina’s GDP), 12/15/35 (e)	$34,386,574	$65,335
Total GDP-Linked Bonds — (cost—$1,423,421)		$65,335

Common Stock — 9.00% Name of issuer	Number of Shares	Value
Coal — 0.07%
Westmoreland Mining Holding LLC, Class A Units (d) (e)	22,606	$113,030
Diversified Chemicals — 1.33%
Ingevity Corp. (e)	602	29,763
NL Industries, Inc.	510,200	2,168,350
		2,198,113
Electrical Components & Equipment — 0.00%
Advanced Lighting Technologies PFD (b) (e)	104,947	—
Electrical Utility — 0.40%
Homer City Holdings, LLC (d) (e)	221,338	664,014
Energy / Natural Resources — 0.15%
SilverBow Resources, Inc. (e)	5,058	19,878
Talos Energy, Inc. (e)	35,718	230,381
		250,259
Food Processing — 1.48%
Viskase Cos., Inc. (e)	3,052,635	2,442,108
Metals & Mining — 4.35%
American Gilsonite (b) (d) (e)	15,980	276,294
American Zinc Recycling, LLC (b) (d) (e)	21,539	6,911,336
Ormet Corp. (e)	372,638	1,453
		7,189,083
Oil & Gas Drilling — 0.25%
Key Energy Services, Inc. (e)	129	742
Parker Drilling Co. (e)	140,471	421,413
		422,155
Packaging & Container — 0.08%
Westrock Co.	3,626	125,967
Paper/Forest Products — 0.17%
Cenveo Enterprises, Inc. (d) (e)	20,833	291,662
Retail Food Chain — 0.66%
Romacorp, Inc. (b) (d) (e)	82,220	1,088,182
Transportation — 0.06%
Getlink SA	7,349	99,946
Total Common Stock — (cost—$52,370,160)		$14,884,519
Preferred Stock — 3.92%
Pipeline — 3.92%
Crestwood Equity Partners LP PFD, 9.25%, Perpetual	1,100,000	$6,479,000
Total Preferred Stock — (cost—$10,441,640)		$6,479,000

Warrants — 0.00% Name of issuer	Number of Shares	Value
Advanced Lighting Technologies, DTD 10/04/17 @ $123.27 expiration 10/04/27 (b) (e)	2,006	$—
Total Warrants — (cost—$0)		$—
Repurchase Agreement — 3.59%	Principal	Value

State Street Bank & Trust Co. 0.00% dated 9/30/2020, to be repurchased at $5,949,202 on 10/01/2020 (g)
Total Repurchase Agreement — (cost—$5,949,202)	$5,949,202	$5,949,202

Total Investments — 98.92% (cost—$282,468,659)		$163,591,370
Net Other Assets and Liabilities — 1.08%		1,784,712
Net Assets — 100%		$165,376,082

(a)	Portions of the portfolio are pledged to collateralize short term borrowings.
(b)

Security is valued at fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. The aggregate market value of good faith securities as of September 30, 2020 was $8,616,071 which represents 5.21% of total net assets (See Note-I).

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $62,671,569 which represents 37.90% of total net assets. These securities are generally deemed liquid.

(d)

All or a portion the security is restricted. The Trust may acquire restricted securities which are subject to legal or contractual restrictions on resale and may be illiquid. The aggregate market value of restricted securities as of September 30, 2020 was $12,289,892 which represents 7.43% of total net assets. Additional information on each holding is as follows:

Security	Acquisition Date	Acquisition Cost
American Gilsonite	1/13/2014	$5,273,400
American Zinc Recycling, LLC	7/19/2012 - 9/30/2016	$8,474,521
Cenveo Enterprises, Inc.	9/11/2018	$607,500
Homer City Holdings, LLC	4/6/2017	$588,216
Parker Drilling Co. Term Loan	3/27/2019	$2,982,857
Romacorp, Inc.	11/15/2006	$4,118,756
Westmoreland Mining Holdings Co. Term Loan	3/15/2019	$2,445,129
Westmoreland Mining Holdings Co. Class A Units	3/15/2019	$641,637

(e)	Non-income producing security.
(f)	Security is in principal default.
(g)	Acquired on September 30, 2020. Collateralized by $6,068,270 of US Treasury Notes due 5/15/2040. The maturity value is $5,949,202.

PIK	Payment in Kind
FRN	Floating Rate Note - rates reflected are as of September 30, 2020
PFD	Preferred Security
TL	Term Loan

Statement of Assets and Liabilities

September 30, 2020

Assets
Investments—at market value (cost $276,519,457)		$157,642,168
Repurchase Agreement - at market value (cost $5,949,202)		5,949,202
Receivable for interest		2,255,008
Receivable for shares sold		360
Total Assets		165,846,738

Liabilities
Accrued expenses		252,291
Payable for trustee fees		206,829
Payable for shares repurchased		11,536
Total Liabilities		470,656
Net Assets		$165,376,082
Net Assets Consist of:
Capital, at a $1.00 par value		$44,482,113
Paid in surplus		434,268,675
Accumulated net investment income	1,966,400
Accumulated net realized gain / (loss)	(196,463,817)
Net unrealized gain / (loss)	(118,877,289)
Total distributable earnings / (loss)		(313,374,706)
Net Assets		$165,376,082
Net Asset Value, offering price and redemption price per share ($165,376,082/44,482,113 shares)		$3.72

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Year Ended September 30, 2020

Investment Income
Interest	$8,644,781
PIK Interest	1,782,702
Dividends	994,886
Other Income	747,374
Total Income	12,169,743

Expenses
Administrative expenses and salaries	$1,372,539
Trustee fees	855,204
Computer and related expenses	215,150
Audit and audit-related fees	133,100
Commitment fees	103,933
Custodian fees	60,050
Printing, postage and stationery fees	54,350
Registration and filing fees	44,600
Interest expense	39,865
Insurance	35,430
Transfer Agent Fees	20,345
Legal Fees	19,754
Telephone	12,640
Other expenses	65,520
Total Expenses	3,032,480
Net Investment Income	9,137,263
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from investment transactions	246,881
Change in unrealized appreciation (depreciation) of investments	(18,097,571)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(8,713,427)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income	$9,137,263	$10,959,819
Net realized gain (loss) from investment transactions	246,881	(18,328,963)
Change in unrealized appreciation (depreciation) of investments	(18,097,571)	(2,392,284)
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,713,427)	(9,761,428)
Distributions to Shareholders from Operations	(10,630,057)	(10,272,771)
From Net Trust Share Transactions — (See Note D)	(16,625,934)	(35,826,846)
Total Increase (Decrease) in Net Assets	(35,969,418)	(55,861,045)
Net Assets:
Beginning of Period	201,345,500	257,206,545
End of Period	$165,376,082	$201,345,500

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	Year Ended September 30,
Per Share Data	2020	2019	2018	2017	2016
Net Asset Value:
Beginning of Period	$4.14	$4.53	$4.82	$4.58	$4.86
Income From Investment Operations:
Net investment income^	0.20	0.21	0.20	0.28	0.33
Net realized and unrealized gain (loss) on investment	-0.39	-0.40	-0.23	0.26	-0.29
Total from investment operations	-0.19	-0.19	-0.03	0.54	0.04
Less Distributions:
Net investment income	-0.23	-0.20	-0.26	-0.30	-0.32
Net Asset Value:
End of Period	$3.72	$4.14	$4.53	$4.82	$4.58
Total Return#	-4.69%	-4.27%	-0.39%	11.78%	1.30%
Ratios & Supplemental Data
Net assets end of period (in thousands)	$165,376	$201,346	$257,207	$303,915	$323,792
Ratio of operating expenses to average net assets*	1.71%	1.56%	1.48%	1.52%	1.60%
Ratio of interest expense and commitment fee to average net assets	0.08%	0.09%	0.15%	0.13%	0.29%
Ratio of net investment income to average net assets	5.14%	4.91%	4.35%	5.98%	7.66%
Portfolio turnover rate	43.75%	45.13%	42.69%	61.33%	3.52%

*	Includes Interest Expense when applicable

^	Calculated using the Average Share Method

#	Total Return reflects the rate that an investor would have earned on an investment in the Trust during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

Note A–Organization

Northeast Investors Trust (the “Trust”), a diversified open-end management investment company (a Massachusetts Trust), is registered with the SEC under the Investment Company Act of 1940, as amended. The primary objective of the Trust is the production of income. The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services — Investment Companies including FASB Accounting Standard update (“ASU”) 2013-08.

Note B–Significant Accounting Policies

Valuation of Investments: The value of equity securities or equity-like securities such as warrants for which market quotations are readily available, shall be determined on the basis of the last quoted sale prices taken from the primary market or exchange on which they are traded. A bid price may be used instead of last quoted sale price if it more closely reflects the fair value of the security as of the close of regular trading on the New York Stock Exchange. Fixed income securities, including securities convertible into equity, shall be valued on the basis of evaluated prices furnished by independent pricing services or from quotations received from dealers who make markets in such securities. The evaluations provided by the pricing services are based on analysis of market data and other factors such as last sale, dealer bids, yields, quality ratings, coupon rate, maturity, type of issue, trading characteristics and other relevant bond market data.

Securities for which market quotations are not readily available (including certain restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Methodologies and factors used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information of any recent sales, quotations or evaluated prices from broker-dealers, information obtained from the issuer or analysts and the nature of the existing market for securities with characteristics similar to such obligations. Valuations may also be derived following a review of pertinent data (EBITDA, Revenue, etc.) from company financial statements, relevant market valuation multiples for comparable companies in comparable industries, recent transactions, and management assumptions.

The Trust may use fair value pricing for foreign securities if a material event occurs that may affect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Trust prices its portfolio, generally at 4:00 P.M. ET. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations as reliable market quotations for such issues may not be readily available. For securities valued in good faith, the value of an investment used to determine the Trust’s net asset value may differ from published or quoted prices for the same investment. The valuations for these good faith securities are monitored and reviewed in accordance with the methodologies described above by the Trust’s Pricing Committee on an ongoing basis as information becomes available, but are evaluated at least quarterly. The good faith security valuations and fair value methodologies are reviewed and approved by the Trust’s Board of Trustees on a quarterly basis. There can be no assurance that the Trust could obtain the fair value assigned to an investment if it were to sell the investment at the same time which the Trust determines its net asset value per share. The market value of securities valued in good faith on September 30, 2020 was $8,616,071, which represents 5.21% of net assets.

Notes to Financial Statements (continued)

Federal Income Taxes: It is the Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income distributions, if any, are declared and paid quarterly for the Trust. Capital gains distributions, if any, are declared and paid annually.

The Trust has reviewed the tax positions for the open tax years as of September 30, 2020 and has determined that no provision for income tax is required in the Trust’s financial statements. The Trust’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Trust recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Trust’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid in capital, depending on the type of book/ tax differences that may exist.

State Income Taxes: Because the Trust has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes.

Net Asset Value: In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent.

Distributions and Income: Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in surplus. The Trust’s distributions and dividend income are recorded on the ex-dividend date. Interest income, which includes accretion of market discount and amortization of premium, is accrued as earned. Certain securities held by the Trust pay interest in the form of cash or additional securities (known as Payment-in-kind or PIK); interest on such securities is recorded on the accrual basis.

Security Transactions: Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates and Basis of Accounting: The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Credit Risk: Investments in high-yield securities involve greater degrees of credit and market risks than investments in higher-rated securities. Bonds which are rated as less than investment grade tend to be more susceptible to real or perceived adverse economic conditions.

Notes to Financial Statements (continued)

LIBOR Transition Risk: The Trust may invest in fixed income securities that are based on the London Interbank Offered Rate (LIBOR). LIBOR transition risk is the risk that the transition from LIBOR to alternative interest rate benchmarks is not orderly or timely.

Payment-In-Kind (PIK) Risk: Investments in PIK bonds may offer a higher interest rate than other securities however, these bonds also carry additional risk of default as they are generally issued by companies that do not have the cash flow available to make routine cash interest payments to the lenders.

Repurchase Agreement Risk: In the event of default or bankruptcy by either party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

New Accounting Pronouncements: In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. The Trust adopted the ASU and applied the standard on a retrospective basis with an effective date of October 1, 2019. The Trust recognized a cumulative effect adjustment that decreased cost and increased the unrealized appreciation of the investments by $327,219. This change had no impact on total distributable earnings (loss) or the net asset value of the Trust.

Note C–Trustees’ Compensation

Trustees’ compensation was computed at the rate of 1/8 of 1% of the net assets (before deduction of accrued Trustees’ compensation) at the close of each quarter, from which the Trustees paid certain expenses specified in the Declaration of Trust. For the year ended September 30, 2020 the current Independent Trustees were aggregately paid $120,000 from the Trustee fees.

The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on September 30, 2020 was 3,801,354 shares (8.55%).

Administrative Expenses & Salaries: Northeast Investors Trust incurs salary and administrative expenses which include such expenses for personnel performing transfer agent and dividend disbursement related functions and other administrative functions of the Trust.

Notes to Financial Statements (continued)

Note D—Shares of Beneficial Interest

At September 30, 2020, there were unlimited shares of beneficial interest authorized with a par value of $1. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2020		Year Ended September 30, 2019
Shares Sold	605,066	$2,290,926	1,139,356	$4,910,394
Shares issued to shareholders in reinvestment of distributions from net investment income	1,807,430	7,006,984	1,591,633	6,825,365
	2,412,496	$9,297,910	2,730,989	$11,735,759
Shares redeemed	(6,666,608)	(25,923,844)	(10,892,184)	(47,562,605)
Net Increase (Decrease)	(4,254,112)	$(16,625,934)	(8,161,195)	$(35,826,846)

Note E–Purchases and Sales of Investments

The cost of purchases and the proceeds from sales and maturities of securities, other than short-term and government securities, aggregated $73,889,845 and $84,799,493 respectively, for the year ended September 30, 2020.

Note F–Line of Credit

The Trust’s line of credit, which does not require maintenance of compensating balances, is generally on a demand basis and is at a rate equal to the applicable margin (1.25%) plus the higher of (a) the Federal Funds Rate or (b) the one-month LIBOR Rate during the period in which such loan is outstanding. At September 30, 2020 the Trust had an unused line of credit amounting to $40,000,000. The Trust pays a commitment fee of 0.20% on the unused portion of the line of credit when the loan balance is equal to or greater than $24,000,000 and otherwise pays 0.25%. The line of credit may be terminated at the bank’s option at its annual renewal date, on January 8, 2021. Portions of the Trust’s portfolio are pledged to collateralize these short-term borrowings.

The following information relates to aggregate short-term borrowings during the year ended September 30, 2020:

Average amount outstanding (total of daily outstanding principal balances divided by the number of days with debt outstanding during the period)	$ 4,187,292
Weighted average interest rate	2.08%

Note G–Repurchase Agreement

The Trust invests its cash balances into repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Trust’s custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings.

Notes to Financial Statements (continued)

Note H–Additional Tax Information

The amount of distributions paid during the years ended September 30, 2020 and 2019 were $10,630,057 and $10,272,771, and were classified as ordinary income. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in future periods.

As of September 30, 2020 the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed Net Investment Income	$1,966,400
Total capital loss carryfoward:	(196,498,011)
Net unrealized gains (losses)	(118,843,095)
Total net distributable earnings (losses)	$(313,374,706)

At September 30, 2020 the Trust’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	$282,434,465
Gross unrealized gains	6,314,736
Gross unrealized losses	(125,157,831)
Net unrealized gains / (losses)	$118,843,095

The difference between book and tax basis cost of investments and net unrealized gains (losses) is primarily attributable to accretion and amortization differences.

Note I–Fair Value Measurements

Accounting Standards Codification ASC 820, Fair Value Measurements and Disclosures (ASC 820) defines fair value as the price that would be received to sell an investment in an orderly transaction between two market participants at the measurement date. ASC 820 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of certain inputs to the fair value measurement requires judgments and considers factors that may be specific to each security. The various inputs that may be used to determine the value of the Trust’s investments are summarized in the following fair value hierarchy:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs based on data obtained from various pricing sources (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs including the Trust’s own assumptions used to determine the fair value of investments. Factors considered in making such determinations may include, but are not limited to, information obtained directly from the company or analysts and the analysis of the company’s financial statements or other documents.

Notes to Financial Statements (continued)

The following table summarized the Trust’s investment as of September 30, 2020 based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total as of 9/30/2020
Corporate Bonds, Loans & Notes	$—	$129,324,368	$6,776,167	$136,100,535
Common Stock	2,997,947	2,542,054	9,344,518	14,884,519
Preferred Stock	6,479,000	—	—	6,479,000
GDP Linked Security	—	65,335	—	65,335
Asset Backed Security	—	—	112,779	112,779
Warrants	—	—	—	—
Repurchase Agreement	—	5,949,202	—	5,949,202
	$9,476,947	$137,880,959	$16,233,464	$163,591,370

Transfers between hierarchy levels may occur due to market fluctuation, changes in valuation techniques and/or changes in the availability of market data used in the determination of an investment’s valuation. For the year ended September 30, 2020, there were seven transfers from Level 2 to Level 3 due to an absence of observable inputs at the end of the period.

At September 30, 2020, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

	Asset Backed Securities	Corporate Bonds, Loans & Notes	Common and PFD Stock	Totals as of 9/30/2020
Beginning Balance @ 9/30/19	$—	$1,928,586	$11,913,013	$13,841,599
Purchases	—	—	1,319,310	1,319,310
Sales	—	—	—	—
Realized Gain(Loss)	—	—	—	—
Net Change in Unrealized Appreciation/(Depreciation)	—	(1,777,056)	(4,956,511)	(6,733,567)
Transfers into Level 3 from Level 2	112,779	6,624,637	1,068,706	7,806,122
Ending Balance @ 09/30/2020	$112,779	$6,776,167	$9,344,518	$16,233,464

Change in Unrealized Gain / (Loss) for Positions Still Held at September 30, 2020
Corporate Bonds, Loans & Notes	$(1,777,056)
Common Stock	(4,956,511)
Totals	$(6,733,567)

Notes to Financial Statements (continued)

The Financial Accounting Standard Board (FASB) issued guidance that a reporting entity should disclose quantitative information about the unobservable inputs used in the fair value determinations that are categorized in the Level 3 hierarchy. The guidance also required additional disclosure regarding the valuation process used and the sensitivity of the fair value measurements to changes in unobservable inputs and the interrelationships between those unobservable inputs within Level 3.

The following table presents a summary of valuation techniques, inputs and quantitative information used in determining the fair value of the Trust’s Level 3 securities as of September 30, 2020:

Investment Type	Fair Value	Valuation Technique	Significant Unobservable Inputs	Range	Impact to Valuation from an Increase in Input(1)
Asset Backed Security
Airline Lease	$112,779	Discounted Cash Flow	Discount Rate	20%	Decrease
Common Stock
Metals and Mining	276,294	Market Comparable (3)	Forward EBITDA Multiple	9x-15x	Increase
Metals and Mining	6,911,336	Market Comparable (3)	Forward EBITDA Multiple	10x-11.3x	Increase
	$7,376,359

(1)

This column represents the direction change in the fair value of the Level 3 securities that would result from an increase to the corresponding unobservable input. A decrease to the unobservable inputs would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower fair value determinations.

(2)	A market approach using the underlying assets of the company.

(3)	Earnings multiples are based on comparable companies and transactions of comparable companies.

The above table does not include 7 securities value at $8,933,055 which were valued by inputs not derived by management such as third party vendor pricing series, broker quotes, acquisition analysis, and recovery analysis.

Note J–Subsequent Events

Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2020 and through the date of issuance of the Trust’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Trust’s financial statements.

Note K–Other

In the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be minimal.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Northeast Investors Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Northeast Investors Trust (the Trust) as of September 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of September 30, 2020, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodians and brokers or by other appropriate procedures, where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Northeast Investors Trust since 2016.

Boston, Massachusetts
November 24, 2020

Trustees & Officers

The Trustees of Northeast Investors Trust are Bruce H. Monrad, Peter J. Blampied, George P. Beal, and Charles R. Daugherty. Under Massachusetts Law, the Trustees are generally responsible for overseeing the operation and management of the Trust. The table below provides certain information about the Trust’s Trustees and Officers. The mailing address for the Trustees and Officers of the Trust is 125 High Street, Suite 1802, Boston, MA 02110-2301.

The Trust’s Statement of Additional Information (SAI) contains additional information about the Trustees. To request a free copy, call the Trust at 800-225-6704 or visit our website at www.northeastinvestors.com.

Name/Age/Service*	Position	Principal Occupation(s) / Other Directorships During the Past Five Years
Affiliated Trustees and Fund Officers
Bruce H. Monrad Age: 58 Years of Service: 27	Trustee and Chairman	Trustee and Chairman of Northeast Investors Trust
Gordon C Barrett Age: 63 Years of Service: 32	Executive Vice President and Chief Financial Officer	Chief Financial Officer of Northeast Investors Trust; President of Sippican Capital Advisors
David A. Randall Age: 53 Years of Service: 20	Chief Compliance Officer and Vice President of Operations	Officer of Northeast Investors Trust
Independent Trustees
Peter J. Blampied Age: 78 Years of Service: 20	Trustee	Director of A.W. Perry, Inc.
George P. Beal Age: 67 Years of Service: 16	Trustee	Managing Partner, Boston Family Office, LLC; Director and Trustee of Breckenridge Capital Advisors
Charles R. Daugherty Age: 67 Years of Service: 16	Trustee	Managing Partner, Stanwich Advisors, LLC

*	The Trustees serve until their resignation or either the appointment or election of a successor, and the Officers serve at the pleasure of the Trustees.

Trustees

Peter J. Blampied Charles R. Daugherty	Bruce H. Monrad George P. Beal

Officers

Bruce H. Monrad, Chairman
Gordon C. Barrett, Executive Vice President & Chief Financial Officer
David A. Randall, Vice President of Operations & Chief Compliance Officer
Chapin P. Mechem, Vice President
Matthew D. Fratolillo, Vice President
Joseph R. Morrison, Vice President
Nancy A. Holler, Assistant Vice President

Custodian

State Street Bank & Trust Co.
1 Iron Street
Boston, Massachusetts 02110

Legal Counsel

Dechert LLP
90 State House Square
Hartford, CT 06103

Transfer Agent

Northeast Investors Trust
125 High St.
Boston, Massachusetts 02110

This report is prepared for the information of the shareholders of Northeast Investors Trust and must not be given to others unless preceded or accompanied by a copy of the current Prospectus by which all offerings of the Trust shares are made. It should be noted in reading this report and the letter to shareholders that the record of past performance is not a representation as to the Trust’s future performance, and that the Trust’s investments are subject to market risks.

For a free copy of the Trust’s proxy voting guidelines or information on how the Trust voted proxies during the most recent 12 month period ended on June 30 visit www.northeastinvestors.com/media/proxyvotestrust.txt, call 1-800-225-6704 or visit the Securities and Exchange Commission (SEC)’s web site at www.sec.gov.

Shares of the Trust are sold to investors at net asset value by

Northeast Investors Trust
125 High St.
Boston, Massachusetts 02110
(800) 225-6704

The share price for Northeast Investors Trust is made available at www.northeastinvestors.com or by calling 800-225-6704.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. A copy of the code of ethics updated to July 27, 2016 is filed as Exhibit 13(a)(1) to this report. The registrant did not make any amendments to the code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 800-225-6704.

Item 3. Audit Committee Financial Expert.

The registrant does not have an Audit Committee Financial Expert. Although the members of the registrant’s Audit Committee have a variety of business and investment experience, none of them has been determined to meet the technical qualifications required in order to meet the definition of an Audit Committee Financial Expert under this Item. Certain of the registrant’s trustees who are considered to be “interested persons” as defined in Section 2(a)(19) under the Investment Company of 1940, as amended, do possess such qualifications, but it has been determined that the Audit Committee should consist entirely of independent trustees. The Audit Committee, under its charter, has the ability to retain independent advisers if it deems it necessary or appropriate without the need to seek approval from the management of the Trust.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for the registrant’s fiscal years ended September 30, 2020 and September 30, 2019 for professional services rendered by the registrant’s principal accountants for the audit of its annual financial statements or services that are normally provided by such accountants in connection with statutory and regulatory filings were $77,219 and $77,219 respectively.

(b) Audit-Related Fees. The aggregate fees billed for the registrant’s fiscal years ended September 30, 2020 and September 30, 2019 for assurance and related services by the registrant’s principal accountants reasonably related to the performance of the audit of the registrant’s financial statements and not reported under Paragraph (a) of this Item were $45,425 and $45,425 respectively. Such services consisted of a report of the Trust’s transfer agent’s internal controls pursuant to rule 17AD-13, semi-annual report review and a report on the Trust’s antimoney laundering controls and policies.

(c) Tax Fees. The aggregate fees billed in the registrant’s fiscal years ended September 30, 2020 and September 30, 2019 for professional services rendered by the registrant’s principal accountants for tax matters were $9,936 and $9,936 respectively. Such services consisted of the preparation of the registrant’s federal income and excise tax returns.

(d) Other Fees. During the fiscal years ended September 30, 2020 and September 30, 2019 the aggregate fees billed for other services rendered by the registrant’s principal accountant were $0.

(e) It is the registrant’s policy that all audit and non-audit services provided by the registrant’s principal accountants be approved in advance by the Audit Committee, and all of the services described in Paragraphs (a)—(d) of this item were so approved.

(f) The registrant has been advised by its independent accountants that less than 50% of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for its fiscal year ended September 30, 2020 were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees.

(g) Not applicable to the registrant.

(h) Not applicable to the registrant

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments

Enclosed as part of Item 1 Above.

Securities reflected in the Schedule of Assets may be pledged as collateral to secure the Trust’s bank borrowings.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9. Purchase of Equity Securities by Closed-End Management Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no changes with respect to procedures for shareholders to recommend nominees for Trustee from the disclosure contained in the registrant’s Proxy Statement for its Meeting of Beneficaries convened on May 16, 2005.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and financial officers, after evaluating the effectiveness of the Company’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), have concluded that, based on such evaluation, the registrant’s disclosure controls and procedures were effective as of a date within 90 days of the filing of this report.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies

Not applicable to the registrant.

Item 13. Exhibits.

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers

(2)	99.CERT—Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to registrant.

(4)	Change in the registrant’s independent public accounting firm. There was no change in the registrant’s independent public accounting firm for the period covered by this report.

(b)	99.906CERT—A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northeast Investors Trust

By (Signature and Title)

/s/ Bruce H. Monrad
Chairman
(principal executive officer)
Date: December 7, 2020

By (Signature and Title)

/s/ Gordon C. Barrett
Treasurer
(principal financial officer)

Date: December 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Bruce H. Monrad
Chairman
(principal executive officer)

Date: December 7, 2020

By (Signature and Title)

/s/ Gordon C. Barrett
Treasurer
(principal financial officer)

Date: December 7, 2020